EXHIBIT 99.1

Mortgage Loan Statistics

For purposes of this Form 8-K, “Tables” shall mean computer generated tables and/or charts describing the characteristics of the Mortgage Loans as of the Cut-off Date. All percentages in the Tables were calculated based on the principal balance of the Mortgage Loans as of the Cut-off Date. The sum of the columns may not equal the respective totals due to rounding.

Principal Balances of the Mortgage Loans at Origination

Original Principal Balance ($)			Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-off Date	% of Mortgage Loans
100,001	-	200,000	2	$299,281	0.88%
350,001	-	400,000	18	6,893,210	20.23
400,001	-	450,000	18	7,583,789	22.26
450,001	-	500,000	4	1,923,920	5.65
500,001	-	550,000	4	2,103,032	6.17
550,001	-	600,000	5	2,861,612	8.40
600,001	-	650,000	8	5,043,049	14.80
650,001	-	700,000	2	1,362,938	4.00
700,001	-	800,000	3	2,258,282	6.63
800,001	-	900,000	1	850,000	2.49
900,001	-	1,000,000	3	2,890,800	8.48
Total			68	$34,069,913	100.00%

Minimum Original Principal Balance:			$140,000
Maximum Original Principal Balance:			$998,000
Average Original Principal Balance:			$501,066

Scheduled Principal Balances of the Mortgage Loans as of the Cut-off Date

Scheduled Principal Balance ($)			Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-off Date	% of Mortgage Loans
100,001	-	200,000	2	$299,281	0.88%
350,001	-	400,000	18	6,893,210	20.23
400,001	-	450,000	18	7,583,789	22.26
450,001	-	500,000	4	1,923,920	5.65
500,001	-	550,000	4	2,103,032	6.17
550,001	-	600,000	5	2,861,612	8.40
600,001	-	650,000	8	5,043,049	14.80
650,001	-	700,000	2	1,362,938	4.00
700,001	-	800,000	3	2,258,282	6.63
800,001	-	900,000	1	850,000	2.49
900,001	-	1,000,000	3	2,890,800	8.48
	Total		68	$34,069,913	100.00%

Minimum Scheduled Principal Balance:			$140,000
Maximum Scheduled Principal Balance:			$998,000
Average Scheduled Principal Balance:			$501,028

Mortgage Rates of the Mortgage Loans as of the Cut-off Date

Mortgage Interest Rates (%)			Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-off Date	% of Mortgage Loans
6.000	-	6.249	23	$11,330,389	33.26%
6.250	-	6.499	30	14,024,021	41.16
6.500	-	6.749	15	8,715,503	25.58
	Total		68	$34,069,913	100.00%

Minimum Mortgage Rate:			6.000%
Maximum Mortgage Rate:			6.500%
Weighted Average Mortgage Rate:			6.278%

Original Loan-to-Value Ratios*

Original Loan-to-Value Ratios(%)			Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-off Date	% of Mortgage Loans
30.01	-	40.00	1	$140,000	0.41%
55.01	-	60.00	3	1,624,258	4.77
60.01	-	65.00	4	1,870,550	5.49
65.01	-	70.00	2	1,193,582	3.50
70.01	-	75.00	6	3,076,989	9.03
75.01	-	80.00	52	26,164,534	76.80
	Total		68	$34,069,913	100.00%

Weighted Average Original Loan-to-Value:			76.76%

*Original Loan to value ratios are calculated by taking the Original Principal Balance and dividing by the lesser of the original appraised value and sales price of the property.

Geographic Distribution* of the Mortgage Properties

Geographic Distribution	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-off Date	% of Mortgage Loans
Arizona	9	$5,180,855	15.21%
California	28	13,914,211	40.84
Colorado	1	508,002	1.49
Connecticut	1	850,000	2.49
Florida	6	2,980,322	8.75
Maryland	4	2,074,646	6.09
Massachusetts	1	479,920	1.41
Minnesota	2	836,446	2.46
Nevada	5	2,181,682	6.40
New Jersey	2	922,000	2.71
Texas	1	690,938	2.03
Virginia	6	2,864,200	8.41
Washington	1	427,410	1.25
Wyoming	1	159,281	0.47
Total	68	$34,069,913	100.00%

*No more than approximately 4.11% of the Mortgage Loans by Scheduled Principal Balance will be secured by properties located in any one zip code area.

Credit Scores as of the Date of Origination of the Mortgage Loans

Range of Credit Scores			Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-off Date	% of Mortgage Loans
620	-	639	1	$440,000	1.29%
640	-	659	2	939,300	2.76
660	-	679	10	4,585,014	13.46
680	-	699	12	5,956,277	17.48
700	-	719	11	5,446,600	15.99
720	-	739	17	8,760,287	25.71
740	-	759	4	2,150,244	6.31
760	-	779	6	2,777,345	8.15
780	-	799	4	2,620,000	7.69
800	-	819	1	394,846	1.16
	Total		68	$34,069,913	100.00%

Weighted Average Credit Score:			717

Property Types of the Mortgage Properties

Property Type		Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-off Date	% of Mortgage Loans
2-4 Family		2	$619,920	1.82%
Condominium		3	1,344,070	3.95
PUD		27	13,539,498	39.74
Single Family		36	18,566,425	54.50
	Total	68	$34,069,913	100.00%

Occupancy Status of Mortgage Properties

Occupancy Status	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-off Date	% of Mortgage Loans
Investor	2	$810,800	2.38%
Owner Occupied	64	32,121,381	94.28
Second Home	2	1,137,732	3.34
Total	68	$34,069,913	100.00%

Loan Purpose of the Mortgage Loans

Loan Purpose	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-off Date	% of Mortgage Loans
Cash Out Refinance	11	$5,304,508	15.57%
Purchase	55	27,706,603	81.32
Rate/Term Refinance	2	1,058,802	3.11
Total	68	$34,069,913	100.00%

Documentation Type of the Mortgage Loans

Documentation Type		Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-off Date	% of Mortgage Loans
Full/Alternative		8	$3,757,236	11.03%
No Documentation		5	2,267,799	6.66
Reduced		55	28,044,878	82.32
	Total	68	$34,069,913	100.00%

Original Terms to Stated Maturity of the Mortgage Loans

Original Term	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-off Date	% of Mortgage Loans
360 Months	68	$34,069,913	100.00%
Total	68	$34,069,913	100.00%

Minimum Original Term to Stated Maturity :		360
Maximum Original Term to Stated Maturity :		360
Weighted Average Original Term to Stated Maturity :		360

Remaining Terms to Stated Maturity of the Mortgage Loans

Stated Remaining Term	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-off Date	% of Mortgage Loans
300- 359 Months	11	$5,338,179	15.67%
360- 360 Months	57	28,731,734	84.33
Total	68	$34,069,913	100.00%

Minimum Remaining Term to Stated Maturity :		357
Maximum Remaining Term to Stated Maturity :		360
Weighted Average Remaining Term to Stated Maturity :		360

Index of the Mortgage Loans

Index		Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-off Date	% of Mortgage Loans
6 Month Libor		68	$34,069,913	100.00%
	Total	68	$34,069,913	100.00%

Rate Adjustment Frequency of the Mortgage Loans

Rate Adjustment Frequency		Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-off Date	% of Mortgage Loans
6 Months		68	$34,069,913	100.00%
	Total	68	$34,069,913	100.00%

Months to Next Rate Adjustment of the Mortgage Loans

Months to Next Rate Adjustment			Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-off Date	% of Mortgage Loans
55	-	57	1	$391,500	1.15%
58	-	60	66	33,258,413	97.62
61	-	63	1	420,000	1.23
		Total	68	$34,069,913	100.00%

Weighted Average Months to Next Rate Adjustment :			60

Maximum Lifetime Mortgage Rate of the Mortgage Loans

Maximum Mortgage Rate (%)			Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-off Date	% of Mortgage Loans
10.751	-	11.000	8	$3,896,311	11.44%
11.001	-	11.250	15	7,224,716	21.21
11.251	-	11.500	22	11,863,572	34.82
11.751	-	12.000	5	1,972,794	5.79
12.001	-	12.250	10	4,986,328	14.64
12.251	-	12.500	8	4,126,192	12.11
	Total		68	$34,069,913	100.00%

Weighted Average Maximum Mortgage Rate:			11.603%

Periodic Rate Cap of the Mortgage Loans

Periodic Rate Cap (%)	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-off Date	% of Mortgage Loans
1.000	45	$22,984,599	67.46%
2.000	23	11,085,314	32.54
Total	68	$34,069,913	100.00%

Weighted Average Periodic Rate Cap:	1.325%

Initial Periodic Rate Cap of the Mortgage Loans

Initial Periodic Rate Cap (%)	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-off Date	% of Mortgage Loans
5.000	46	$23,524,599	69.05%
6.000	22	10,545,314	30.95
Total	68	$34,069,913	100.00%

Weighted Average Initial Periodic Rate Cap:	5.310%

Gross Margin of the Mortgage Loans

Gross Margin (%)	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-off Date	% of Mortgage Loans
2.001 - 2.500	65	$32,550,755	95.54%
2.501 - 3.000	3	1,519,158	4.46
Total	68	$34,069,913	100.00%

Weighted Average Gross Margin:	2.272%

Interest Only Term of the Mortgage Loans

Interest Only Term	Number of Mortgage Loans	Aggregate Stated Principal Balance Outstanding as of Cut-off Date	% of Mortgage Loans
None	6	$2,845,039	8.35%
5 Years	5	2,672,000	7.84
10 Years	57	28,552,874	83.81
Total	68	$34,069,913	100.00%

Original Prepayment Penalty Term of the Mortgage Loans

Original Prepayment Penalty Term	Number of Mortgage Loans	Aggregate Stated Principal Balance Outstanding as of Cut-off Date	% of Mortgage Loans
None	45	$23,065,696	67.70%
6 Months	7	4,006,200	11.76
12 Months	1	420,000	1.23
36 Months	12	5,858,736	17.20
60 Months	3	719,281	2.11
Total	68	$34,069,913	100.00%